SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                             ----------------------

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the

                         Securities Exchange Act of 1934


                   ------------------------------------------

                                 Date of Report
                        (Date of earliest event reported)

                                January 28, 1998


                               ACXIOM CORPORATION
           ----------------------------------------------------------
             (Exact name of registrant as specified in its charter)

             Delaware                  0-13163              71-0581897
    ------------------------  ------------------------  -------------------
    (State of incorporation)  (Commission File Number)    (IRS Employer
                                                        Identification No.)


                P. O. Box 2000
           301 Industrial Boulevard
               Conway, Arkansas                                  72033-2000
    ----------------------------------------                     ----------
    (Address of principal executive offices)                     (Zip Code)


                                 (501) 336-1000
                         -------------------------------
                         (Registrant's telephone number,
                              including area code)

                                       N/A
          -------------------------------------------------------------
          (Former name or former address, if changed since last report)

         Item 5.  Other Events.

                  On January 28, 1998, the Board of Directors of Acxiom Corporation, a Delaware corporation (the "Company"), declared a dividend of one right (a "Right") for each outstanding share of common stock, par value $.10 per share ("Common Stock"), of the Company held of record at the close of business on February 9, 1998, (the "Record Time"), or issued thereafter and prior to the Separation Time (as hereinafter defined) and thereafter pursuant to options and convertible or exchangeable securities outstanding at the Separation Time. The Rights will be issued pursuant to a Rights Agreement, dated as of January 28, 1998 (the "Rights Agreement"), between the Company and First Chicago Trust Company of New York, as Rights Agent (the "Rights Agent"). Each Right entitles its registered holder to purchase from the Company, after the Separation Time, one one-thousandth of a share of Participating Preferred Stock, par value $1.00 per share ("Preferred Stock"), for $100.00 (the "Exercise Price"), subject to adjustment. The Preferred Stock is designed so that each one one-thousandth of a share of Preferred Stock has economic and voting terms similar to those of one share of Common Stock.

                  The Rights will be evidenced by the Common Stock certificates until the close of business on the earlier of (either, the "Separation Time")
(i) the tenth business day (or such later date as the Board of Directors of the Company may from time to time fix by resolution adopted prior to the Separation Time that would otherwise have occurred) after the date on which any Person (as defined in the Rights Agreement) commences a tender or exchange offer which, if consummated, would result in such Person's becoming an Acquiring Person, as defined below, and (ii) the first date (the "Flip-in Date") of public announcement by the Company or an Acquiring Person that a Person has become an Acquiring Person; provided that if the foregoing results in the Separation Time being prior to the Record Time, the Separation Time shall be the Record Time; and provided further that if a tender or exchange offer referred to in clause
(i) is cancelled, terminated or otherwise withdrawn prior to the Separation Time without the purchase of any shares of stock pursuant thereto, such offer shall be deemed never to have been made.

                  An Acquiring Person is any Person having Beneficial Ownership (as defined in the Rights Agreement) of 20% or more of the outstanding shares of Voting Stock, which term shall not include (i) the Company, any wholly-owned subsidiary of the Company or any employee stock ownership or other employee benefit plan of the Company, (ii) any person who is the Beneficial Owner of 20% or more of the outstanding Voting Stock as of the date of the Rights Agreement or who shall become the Beneficial Owner of 20% or more of the outstanding
Voting Stock solely as a result of an acquisition of Voting Stock by the Company, until such time as such Person acquires additional Voting Stock, other than through a dividend or stock split, (iii) any Person who becomes an Acquiring Person without any plan or intent to seek or affect control of the Company if such Person, upon notice by the Company, promptly divests sufficient securities such that such 20% or greater Beneficial Ownership ceases or (iv) any Person who Beneficially Owns shares of Voting Stock consisting solely of (A) shares of Voting Stock acquired pursuant to the grant or exercise of an option granted by the Company in connection with an agreement to merge with, or acquire, the Company at a time at which there is no Acquiring Person, (B) shares of Voting Stock owned by such Person and its Affiliates and Associates at the time of such grant and (C) shares of Voting Stock, amounting to less than 1% of the outstanding Voting Stock, acquired by Affiliates and Associates of such Person after the time of such grant. "Voting Stock" means shares of capital stock of the Company entitled to vote generally in the election of directors.

                  The Rights Agreement provides that, until the Separation Time, the Rights will be transferred with and only with the Common Stock. Common Stock certificates issued after the Record Time but prior to the Separation Time shall evidence one Right for each share of Common Stock represented thereby and shall contain a legend incorporating by reference the terms of the Rights Agreement (as such may be amended from time to time). Notwithstanding the absence of the legend, certificates evidencing shares of Common Stock outstanding at the Record Time shall also evidence one Right for each share of Common Stock evidenced thereby. Promptly following the Separation Time, separate certificates evidencing the Rights ("Rights Certificates") will be mailed to holders of record of Common Stock at the Separation Time.

                  The Rights will not be exercisable until the Business Day (as defined in the Rights Agreement) following the Separation Time. The Rights will expire on the earliest of (i) the Exchange Time (as defined below), (ii) the close of business on February 9, 2008, (iii) the date on which the Rights are redeemed as described below and (iv) upon the merger of the Company into another corporation pursuant to an agreement entered into when there is no Acquiring Person (in any such case, the "Expiration Time").

                  The Exercise Price and the number of Rights outstanding, or in certain circumstances the securities purchasable upon exercise of the Rights, are subject to adjustment from time to time to prevent dilution in the event of a Common Stock dividend on, or a subdivision or a combination into a smaller number of shares of, Common Stock, or the issuance or distribution of any securities or assets in respect of, in lieu of or in exchange for Common Stock.

                  In the event that prior to the Expiration Time a Flip-in Date occurs, the Company shall take such action as shall be necessary to ensure and provide that each Right (other than Rights Beneficially Owned by the Acquiring Person or any affiliate or associate thereof, which Rights shall become void) shall constitute the right to purchase from the Company, upon the exercise thereof in accordance with the terms of the Rights Agreement, that number of shares of Common Stock or Preferred Stock of the Company having an aggregate Market Price (as defined in the Rights Agreement), on the date of the public announcement of an Acquiring Person's becoming such (the "Stock Acquisition Date") that gave rise to the Flip-in Date, equal to twice the Exercise Price for an amount in cash equal to the then current Exercise Price.

                  In addition, the Board of Directors of the Company may, at its option, at any time after a Flip-in Date and prior to the time that an Acquiring Person becomes the Beneficial Owner of more than 50% of the outstanding shares of Voting Stock, elect to exchange all (but not less than all) the then outstanding Rights (other than Rights Beneficially Owned by the Acquiring Person or any affiliate or associate thereof, which Rights become void) for shares of Common Stock at an exchange ratio of one share of Common Stock per Right, appropriately adjusted to reflect any stock split, stock dividend or similar transaction occurring after the date of the Separation Time (the "Exchange Ratio"). Immediately upon such action by the Board of Directors (the "Exchange Time"), the right to exercise the Rights will terminate and each Right will thereafter represent only the right to receive a number of shares of Common Stock equal to the Exchange Ratio.

                  Whenever the Company shall become obligated to issue shares of Common Stock upon exercise of or in exchange for Rights, the Company, at its option, may substitute therefor shares of Preferred Stock, at a ratio of one one-thousandth of a share of Preferred Stock for each share of Common Stock so issuable.

                  In the event that  prior to the  Expiration  Time the  Company enters  into,  consummates  or  permits  to occur a  transaction  or  series  of transactions after the time an Acquiring Person has become such in which, directly or indirectly, (i) the Company shall consolidate or merge or participate in a binding share exchange with any other Person if, at the time of the consolidation, merger or share exchange or at the time the Company enters into an agreement with respect to such consolidation, merger or share exchange, the Acquiring Person controls the Board of Directors of the Company, or (ii) the Company shall sell or otherwise transfer (or one or more of its subsidiaries shall sell or otherwise transfer) directly or by sale of stock, assets or control of assets (A) aggregating more than 50% of the assets (measured by either book value or fair market value) as of the end of the most recently completed fiscal year or (B) generating more than 50% of the operating income or cash flow during the most recently completed fiscal year, of the Company and its subsidiaries (taken as a whole) to any other Person (other than the Company or one or more of its wholly owned subsidiaries) or to two or more such Persons which are affiliated or otherwise acting in concert, if, at the time of such sale or transfer of assets or at the time the Company (or any such subsidiary) enters into an agreement with respect to such sale or transfer, the Acquiring Person controls the Board of Directors of the Company, then any such transactions or events shall constitute a "Flip-over Transaction or Event" under the Rights Agreement.

                  The Company shall take such action as shall be necessary to ensure, and shall not enter into, consummate or permit to occur, such Flip-over Transaction or Event until it shall have duly entered into a binding and enforceable supplemental agreement with the Person engaging in such Flip-over Transaction or Event or the parent corporation thereof (the "Flip-over Entity"), for the benefit of the holders of the Rights, providing, that upon consummation or occurrence of the Flip-over Transaction or Event (i) each Right shall thereafter constitute the right to purchase from the Flip-over Entity, upon exercise thereof in accordance with the terms of the Rights Agreement, that number of shares of common stock of the Flip-over Entity having an aggregate Market Price on the date of consummation or occurrence of such Flip-over Transaction or Event equal to twice the Exercise Price for an amount in cash equal to the then current Exercise Price and (ii) the Flip-over Entity shall thereafter be liable for, and shall assume, by virtue of such Flip-over Transaction or Event and such supplemental agreement, all the obligations and duties of the Company pursuant to the Rights Agreement, but the Company's obligations under the Rights Agreement will not be discharged and will continue in full. For purposes of the foregoing description, the term "Acquiring Person" shall include any Acquiring Person and its Affiliates and Associates and others with whom it is acting in concert counted together as a single Person.

                  The Board of Directors of the Company may, at its option, at any time prior to the close of business on the Flip-in Date, redeem all (but not less than all) the then outstanding Rights at a price of $.01 per Right (the "Redemption Price"), as provided in the Rights Agreement. Immediately upon the action of the Board of Directors of the Company electing to redeem the Rights, without any further action and without any notice, the right to exercise the Rights will terminate and each Right will thereafter represent only the right to receive the Redemption Price in cash for each Right so held.

                  The holders of Rights will, solely by reason of their ownership of Rights, have no rights as stockholders of the Company, including without limitation, the right to vote or to receive dividends.

                  The Rights have certain anti-takeover effects and can cause substantial dilution to a person or group that acquires 20% of more of the Common Stock on terms not approved by the Board of Directors of the Company. The Rights should not, however, interfere with any merger or other business combination that the Board finds to be in the best interests of the Company and its stockholders because the Rights can be redeemed by the Board on or prior to the close of business on the Flip-in Date, before the consummation of such transaction.

                  As of February 10, 1998, there were approximately 52,284,053 shares of Common Stock issued and outstanding. As long as the Rights are attached to the Common Stock, the Company will issue one Right with each new share of Common Stock so that all such shares will have Rights attached.

                  The  foregoing  description  of the Rights is qualified in its
entirety  by  reference  to  the  Rights   Agreement  and  the  other   exhibits
incorporated by reference below.

Item 7.  Exhibits.

         (4.1) Rights Agreement, dated as of January 28, 1998 (the "Rights Agreement"), between Acxiom Corporation and First Chicago Trust Company of New York, as Rights Agent, including the forms of Rights Certificate and of Election to Exercise, included in Exhibit A to the Rights Agreement and the form of Certificate of Designation and Terms of Participating Preferred Stock of the Company, included in Exhibit B to the Rights Agreement (incorporated herein by reference to Exhibit
                          (1) to the Registrant's Registration Statement on Form 8-A dated January 29, 1998).

         (99.1) Press release, dated January 29, 1998, issued by the Company.

         (99.2) Form of Letter to Stockholders, together with Summary of Rights Plan.

                                    SIGNATURE


                           Pursuant  to  the   requirements  of  the  Securities
         Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                        ACXIOM CORPORATION



                                        By:  /s/ Catherine L. Hughes
                                           -------------------------------------
                                        Name:     Catherine L. Hughes
                                        Title:    Secretary/General Counsel


Dated:   February 10, 1998

                                  EXHIBIT INDEX



Exhibit No.                             Description

         (4.1) Rights Agreement, dated as of January 28, 1998 (the "Rights Agreement"), between Acxiom Corporation and First Chicago Trust Company of New York, as Rights Agent, including the forms of Rights Certificate and of Election to Exercise, included in Exhibit A to the Rights Agreement and the form of Certificate of Designation and Terms of Participating Preferred Stock of the Company, included in Exhibit B to the Rights Agreement (incorporated herein by reference to Exhibit (1) to Registrant's Registration Statement on Form 8-A dated January 29, 1998).

         (99.1) Press Release, dated January 29, 1998, issued by the Company

         (99.2) Form of Letter to Stockholders, together with Summary of Rights Plan

                                  EXHIBIT 99.1

For more information, contact:
Robert S. Bloom                     Rodger S. Kline
Acxiom Corporation                  Acxiom Corporation
Company Finance Leader              Company Operations Leader
(501) 336-1321                      (501) 336-1322




              ACXIOM(R) CORPORATION ADOPTS STOCKHOLDER RIGHTS PLAN


         (January 29, 1998)--ACXIOM(R) CORPORATION (Nasdaq: ACXM) announced that it today adopted a Stockholder Rights Plan, and has declared a dividend of one right for each outstanding share of Acxiom common stock, payable to shareholders of record as of the close of business on February 9, 1998.

         The plan is intended to protect Acxiom and its stockholders against unfair or coercive takeover tactics and offers which may not provide adequate value to the stockholders. The plan was not adopted in response to an effort to acquire control of Acxiom and is similar to stockholder protective plans adopted by many other companies.

         The rights will trade automatically with the common stock and will not be exercisable until it is announced that a person or group (an "Acquiring Person") has acquired 20% or more of Acxiom's voting stock, or commences a tender offer that will result in such person or group owning 20% or more of Acxiom's voting stock. Thereafter, separate rights certificates will be distributed, and each right will entitle its holder to purchase, for a price of $100, participating preferred stock having economic and voting terms similar to one share of common stock.

                                     -more-

         Upon announcement that any person or group has become an Acquiring Person, each right will entitle all other stockholders to purchase, for the exercise price of $100, a number of Acxiom common shares having a market value of $200. These stockholders would also be entitled to purchase an equivalent amount of shares at twice the exercise price if the Acquiring Person were to control the Acxiom board of directors and to cause the company to enter into certain mergers or other transactions. If any person or group acquires between 20% and 50% of Acxiom's voting stock, the Acxiom board of directors may, at its option, exchange one share of Acxiom's common stock for each right.

         The rights should not interfere with a transaction that the board of directors determines is in the best interests of Acxiom and its stockholders, because the rights may be redeemed by the board for $0.01 per share at any time prior to a person or group has become an Acquiring Person. The rights agreement does not in any way weaken Acxiom's financial strength or interfere with its business plans. The issuance of the rights has no dilutive effect, will not affect reported earnings per share, is not taxable to Acxiom or its stockholders, and will not change the way in which Acxiom shares are traded. A letter to stockholders regarding the rights agreement and a summary of certain terms of the agreement is being mailed to Acxiom stockholders.


         Acxiom provides a wide spectrum of data products, data integration services, and mailing list services, as well as data warehousing and decision support services to major firms in the United States and United Kingdom. Acxiom is headquartered in Conway, Arkansas, with operations throughout the United States and the United Kingdom.

                                       ###

                                  EXHIBIT 99.2


February 11, 1998



To Our Stockholders:


                  As previously announced, your Board of Directors has adopted a Stockholder Rights Plan. The Plan provides for a dividend distribution to stockholders of record on February 9, 1998 of Rights to purchase shares of a new series of Preferred Stock (or, in certain circumstances, Common Stock or other consideration), exercisable upon the occurrence of certain takeover events. I am enclosing a summary description outlining the principal terms of the Plan, which I urge you to read carefully.

                  The Plan was not adopted in response to any specific effort to acquire control of Acxiom and we are not aware of any such effort. After careful consideration, however, your Board of Directors believes that the Plan is a reasonable and prudent response to the risks posed to stockholder interests in the event that you or the Company are confronted with coercive or unfair takeover tactics or a tender offer at an inadequate price. The Plan contains provisions to protect you in the event of an unsolicited offer to acquire Acxiom, including offers that do not treat all stockholders equally, the acquisition in the open market of shares constituting control without offering fair value to all stockholders, and other coercive or unfair takeover tactics that could impair the Board's ability to represent your interests fully and which the Board believes are not in the best interests of stockholders.

                  More than 1,500 other U.S. corporations have considered it prudent to adopt stockholder protection plans similar to the Plan adopted by your Board. The Plan is not intended to prevent an acquisition of Acxiom on terms that are favorable and fair to all stockholders and will not be used for that purpose. The Plan is designed to deal with the very serious problem of unilateral actions by hostile acquirors that are calculated to deprive Acxiom's Board and its stockholders of their ability to determine the destiny of the Company. However, the mere declaration of the Rights dividend should not affect any prospective offeror willing to make an all cash offer at a full and fair price, or to negotiate with your Board of Directors, and certainly will not interfere with a merger or other business combination transaction that your Board of Directors approves as fair and as constituting a recognition of full value to the stockholders.

         Issuance of the Rights will not weaken Acxiom's financial strength, will not affect its reported earnings per share, is not taxable to you or the Company and will not change the way in which the Company's shares are traded. As described in the attached summary, the Rights will only become exercisable if and when an event arises which triggers their effectiveness. They will then operate to protect stockholders against being deprived of their right to share in the full measure of Acxiom's long-term potential.

         In declaring the Rights dividend, we have expressed our confidence in your Company's future and our determination that you, our stockholders, be given every opportunity to participate fully in that future.


On Behalf of the Board of Directors,



Charles D. Morgan
Chairman of the Board and Company Leader

                               ACXIOM CORPORATION

                             SUMMARY OF RIGHTS PLAN

     The following Summary is not complete and is qualified in its entirety by reference to the Rights Agreement, a copy of which may be obtained without charge from Acxiom Corporation, P. O. Box 2000, 301 Industrial Boulevard, Conway, Arkansas 72033-2000, Attention: Secretary.

Issuance and
Transfer of
Rights; Rights
Certificates:       The Board declares a dividend of one Right for each share of
                    Common  Stock  outstanding.  Prior  to the  Separation  Time referred  to below,  the Rights are  evidenced  by and trade with the  Common  Stock and are not  exercisable.  After the
                    Separation  Time, the Company will mail Rights  Certificates
                    to  stockholders,   together  with  instructions   regarding
                    exercise of the Rights and other appropriate information, and the Rights will become transferable apart from the Common Stock.

Separation Time:    Rights separate from the Common Stock and become exercisable following the earlier of (i) the date of the Flip-in trigger referred to below or (ii) the tenth business day (or such later date as the Board may decide) after any person (a broadly defined term) announces its intention to commence a tender or exchange offer that would result in such person acquiring beneficial ownership (a broadly defined term) of a total of 20% or more of the Company's Common Stock.

Exercise of
Rights: After the Separation Time, each Right entitles the holder to purchase, for the exercise price referred to below, one one-thousandth of a share of Participating Preferred Stock. (The Participating Preferred Stock is designed so that each one one-thousandth of a share has economic and voting terms similar to those of one share of Common Stock.)

                    The exercise price is initially set at $100 and will be subject to certain customary antidilution provisions (the "Exercise Price").

"Flip-in" Trigger:  If any person acquires  beneficial  ownership of 20% or more of the outstanding Common Stock (an "Acquiring Person"), then on that date (or such date other date as the Board may decide):

                    (i) Rights owned by the Acquiring Person or transferees thereof will automatically be void; and

                    (ii) each other Right will automatically  become a right (in addition to any other rights provided for in the Rights agreement) to buy, for the Exercise Price, that number of shares of Common Stock or Participating Preferred Stock having a market value of twice the Exercise Price.

Excluded Persons:   Excluded  from the  definition  of Acquiring  Person are the
                    Company  and  any  subsidiary  or any  employee  plan of the
                    Company  or  such   subsidiary.   The  Board  also  has  the
                    discretion  to  exclude a person who  becomes  an  Acquiring
                    Person  inadvertently if such person promptly divests enough
                    Common Stock to drop below the percentage threshold.

Exchange Option:    If an  Acquiring  Person  acquires  beneficial  ownership of between 20% and 50% of the  outstanding  Common  Stock,  the
                    Board may, at its option,  require  any  outstanding  Rights
                    (other  than  those  owned by the  Acquiring  Person)  to be
                    exchanged   for  one   share   of   Common   Stock   or  one
                    one-thousandth of a share of Participating Preferred Stock in lieu of allowing such Rights to be exercised.

"Flip-over"
Trigger: After any person or group becomes an Acquiring Person, the Company may not consolidate or merge with, or sell or otherwise transfer 50% or more of its assets or earning power to any person if at the time the Acquiring Person controls the Board, unless provision is duly made so that each outstanding Right would thereafter become a right to buy, for the Exercise Price, that number of shares of common stock of such other person having a market value of twice the Exercise Price.

Redemption:         The Rights may be redeemed by the Board, at any time until a
                    "Flip-in" trigger has occurred, at a Redemption Price of $0.01 per Right.

Power to Amend:     The  Board  may  amend  the  Plan  in any  respect  until  a
                    "Flip-in" trigger has occurred. Thereafter, the Board may amend the Plan in any respect not adversely affecting the interests of the Rights holders.

Dividend or
Voting Rights:      Rights will not have any dividend, voting or other rights of stockholders.

Expiration:         The  rights  will  expire  ten years  from the date of their issuance, unless sooner redeemed, exchanged or exercised.